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                                        APPENDIX 11


                  ROCHESTER TELEPHONE CORPORATION

                OUTSTANDING DOCUMENTS AND DUE DATES
                         FINANCIAL ISSUES

                         OPEN MARKET PLAN


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      INFORMATION                   DUE DATE
- - ---------------------------   -------------------------

R-Net Performance Based       Conceptual Model-1 Month
Compensation Package          Before Testimony
                              Final - 30 Day Post-
                              Restructuring
- - ---------------------------   --------------------------
Allocation Procedures - RDSI  2 Weeks Before Testimony
- - ----------------------------  --------------------------
R-Net Tariffs                 2 Weeks Before Testimony
- - ----------------------------  --------------------------
Final Estimated Capitaliza-   60 Days from April 25, 1994
tion Plan
- - ----------------------------  --------------------------
Allocation Procedures -       5 Days After ALJ-RD
R-HC/R-Net/R-Com
- - ----------------------------  --------------------------
Affiliate Transactions -      5 Days After ALJ-RD
Caps (NY Telcos)
- - ----------------------------  --------------------------
R-Net Board                   Nominations - Upon Confirmation -
                              Final - 30 Days Post-
                              Restructuring
- - ----------------------------  --------------------------
Asset/Liability Transfers/    30 Days Post-Restructuring
Debt Assignments (Journal
Entries)
- - ----------------------------  --------------------------
"Intellectual Property"       30 Days Post-Restructuring
/Technology Transfers
- - ----------------------------  --------------------------
Off-the-Book/No Value         30 Days Post-Restructuring
Assets Transfers
- - ----------------------------  --------------------------
Listing of Shared (Non-ONA)   30 Days Post-Restructuring
Assets/Allocation Methods
- - ----------------------------  --------------------------
Personnel Transfers (no       30 Days Post-Restructuring
names)
- - ----------------------------  --------------------------

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- - ----------------------------  ---------------------------
     INFORMATION                      DUE DATE
- - ----------------------------  ---------------------------

Final Organization Structure  30 Days Post-Restructuring
(with new company names)
- - ----------------------------  ---------------------------
Final Certificate of Incorp- 30 Days Post-Restructuring oration - R-HC/R-Net/R-Com/
R-DSI
- - ----------------------------  ---------------------------
Customer Accounts Transfers   30 Days Post-Restructuring
- - ----------------------------  ---------------------------
Contracts Affected/Created    30 Days Post-Restructuring
by Restructure

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